UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2014
_____________________

ATMI, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 794-1100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On February 20, 2014, ATMI, Inc. (“ATMI”) and certain of its subsidiaries (together with ATMI, the “Sellers”) consummated the previously announced transaction to sell the Sellers’ life sciences business (the “Business”) to Pall Corporation, a New York corporation (the “Acquiror”) pursuant to the Share and Asset Purchase Agreement (the “Purchase Agreement”) by and among the Sellers and the Acquiror dated December 22, 2013.

Pursuant to the Purchase Agreement, the Sellers sold and transferred to the Acquiror all assets primarily related to the Business, including all equity interests held by the Sellers in ATMI BVBA, a company organized under the laws of Belgium, in exchange for cash proceeds of $185,000,000.00, subject to customary working capital adjustments (the “Transaction”).

The foregoing description of the Transaction and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to ATMI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2013, which is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information required by Article 11 of Regulation S-X, promulgated pursuant to the Securities and Exchange Act of 1934, is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference:

Unaudited Pro Forma Condensed Consolidated Balance Sheet of ATMI as of September 30, 2013
Unaudited Pro Forma Condensed Consolidated Statement of Income of ATMI for the nine months ended September 30, 2013
Unaudited Pro Forma Condensed Consolidated Statement of Income of ATMI for the nine months ended September 30, 2012
Unaudited Pro Forma Condensed Consolidated Statement of Income of ATMI for the year ended December 31, 2012
Unaudited Pro Forma Condensed Consolidated Statement of Operations of ATMI for the year ended December 31, 2011
Unaudited Pro Forma Condensed Consolidated Statement of Income of ATMI for the year ended December 31, 2010

(d)	Exhibits.

Exhibit Number	Description

2.1
Share and Asset Purchase Agreement, dated as of December 22, 2013, by and among  ATMI, Inc., ATMI Packaging, Inc., Advanced Technology Materials, Inc., ATMI SARL, ATMI Belgium LLC, and Pall Corporation (filed as Exhibit 2.1 to ATMI, Inc.’s Current Report on Form 8-K, filed on December 23, 2013).*

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.**
*Incorporated by reference.
** Filed herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, Inc.
(Registrant)

February 21, 2014	/s/ Timothy C. Carlson
(Date)	Timothy C. Carlson Executive Vice President, Chief Financial Officer and Treasurer

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